UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  December 12, 2006



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



             Maryland                1-10093              13-6908486
             --------                -------              ----------
   (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)         File Number)         Identification No.)


     31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code     (248) 350-9900
                                                            --------------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 12, 2006, Ramco-Gershenson Properties Trust issued a press release announcing the signing of a Memorandum of Understanding to form a $1.5 billion joint venture. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01         Financial Statements and Exhibits

(d)      Exhibits.

         The following exhibit is filed with this Form 8-K:

         Exhibit           Description
         -------           -----------

            99.1 Press release, dated December 12, 2006, entitled "Ramco-Gershenson Properties Trust and RioCan, Canada's largest REIT, announce the signing of a Memorandum of Understanding to Form $1.5 Billion Joint Venture."



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAMCO-GERSHENSON PROPERTIES TRUST


Date:  December 12, 2006             By:   /s/ Richard J. Smith
                                         ---------------------------------------
                                           Richard J. Smith
                                           Chief Financial Officer

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



                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------

   99.1 Press release, dated December 12, 2006, entitled "Ramco-Gershenson Properties Trust and RioCan, Canada's largest REIT, announce the signing of a Memorandum of Understanding to Form $1.5 Billion Joint Venture."


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